Exhibit 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL

OFFICER

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Washington Post Company (the “Company”) on Form 10-Q for the period ended September 30, 2012 (the “Report”), Donald E. Graham, Chief Executive Officer of the Company and Hal S. Jones, Senior Vice President-Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Graham

Donald E. Graham

Chief Executive Officer

November 6, 2012

/s/ Hal S. Jones

Hal S. Jones

Senior Vice President-Finance

November 6, 2012